SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 22, 2013
MET-PRO CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	001-07763	23-1683282
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

160 Cassell Road, P.O. Box 144
Harleysville, Pennsylvania	19438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 723-6751

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Item 8.01	Other Events.

Conference Call.

On April 22, 2013, Met-Pro Corporation (the “Company”) together with CECO Environmental Corp. (“CECO”) hosted a conference call to discuss the recently announced acquisition of the Company by CECO (the “Merger”), pursuant to the Agreement and Plan of Merger by and among the Company, CECO, Mustang Acquisition Inc. and Mustang Acquisition II Inc. (the “Merger Agreement”) previously disclosed on the Current Report on Form 8-K of the Company dated April 22, 2013.  A copy of the transcript of the conference call is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Investor Presentation.

On April 22, 2013, the Company and CECO made available an investor presentation related to the Merger.  The full text of this presentation is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Letter from CECO’s CEO.

On April 22, 2013, the Company distributed to its employees a letter from the Company’s Chief Executive Officer, Ray De Hont, and CECO’s Chief Executive Officer, Jeff Lang, concerning the Merger and the Merger Agreement. The letter is furnished as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

Employee FAQs.

On April 22, 2013, the Company distributed to its employees “Frequently Asked Questions” (the “FAQs”) regarding the Merger and the Merger Agreement. The FAQs are furnished as Exhibit 99.4 to this Form 8-K and are incorporated herein by reference.

The transcript filed as Exhibit 99.1, the investor presentation filed as Exhibit 99.2, the letter filed as Exhibit 99.3 and the FAQs filed as Exhibit 99.4 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01 and Item 8.01, including Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of the Company by CECO.  In connection with the proposed Merger, the Company and CECO will file with the SEC a prospectus/proxy statement and relevant documents concerning the proposed Merger. The definitive prospectus/proxy statement will be mailed to the shareholders of the Company in advance of the special meeting.  BEFORE MAKING ANY VOTING DECISIONS, SHAREHOLDERS OF THE COMPANY ARE URGED TO CAREFULLY READ THE PROSPECTUS/PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER.  Shareholders may obtain a free copy of the prospectus/proxy statement and any other relevant documents filed by the Company and CECO with the SEC (when available) at the SEC’s website at www.sec.gov, at the Company’s Investor Relations website at http://www.met-pro.com/investor-relations, or by directing a request to Met-Pro Corporation, 160 Cassell Road, P.O. Box 144, Harleysville, PA 19438, Attention: Investor Relations, or call (215) 723-6751 or email at mpr@met-pro.com.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy securities or a solicitation of any vote or approval.  This communication is not a substitute for the prospectus/proxy statement the Company and CECO will file with the SEC. Investors in the Company or CECO are urged to read the prospectus/proxy statement, which will contain important information, including detailed risk factors, when it becomes available. The prospectus/proxy statement and other documents that will be filed by the Company and CECO with the SEC will be available free of charge at the SEC’s website at www.sec.gov, or by directing a request when such a filing is made to Met-Pro Corporation, 160 Cassell Road, Harleysville, Pennsylvania 19438, Attention: Investor Relations, or call (215) 723-6751 or email at mpr@met-pro.com; or to CECO Environmental Corp., 4625 Red Bank Road, Suite 200, Cincinnati, Ohio 45227, Attention: Investor Relations. A final prospectus/proxy statement will be mailed to the Company’s shareholders and stockholders of CECO.

Participants in the Solicitation

The Company and its directors,  executive officers, certain other members of management, and certain employees may, under applicable SEC rules, be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the proposed Merger.  Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement for its 2013 annual meeting previously filed with the SEC.   More detailed information regarding persons who may be considered participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed Merger will be set forth in the proxy statement and other relevant documents to be filed with the SEC in connection with the proposed Merger. Each of these documents is, or will be, available for free at the SEC’s Web site at www.sec.gov, at the Company’s Investor Relations website at http://www.met-pro.com/investor-relations, or upon request directed to Met-Pro Corporation, 160 Cassell Road, P.O. Box 144, Harleysville, PA 19438, Attention: Investor Relations, or call (215) 723-6751 or email at mpr@met-pro.com.

Cautionary Note Concerning Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor created thereby. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast” and other words and terms of similar meaning. These statements reflect management’s current views with respect to future events and are subject to known and unknown risks and uncertainties, which may cause actual results to differ significantly from the results discussed in the forward-looking statements, including: (a) the failure to timely consummate, or to consummate at all, the proposed Merger, which may adversely affect the Company’s business and the price of its stock; (b) the diversion of management time from the Company’s ongoing operations; (c) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, including termination under certain specified circumstances that could require the Company to pay the Company Termination Fee to CECO; (d) the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement; (e) the inability to complete the Merger due to the failure to obtain shareholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger, including the receipt of regulatory approvals related to the Merger; (f) risks that the proposed Merger disrupts current plans and operations and the potential impact on employee retention; (g) the effect of the announcement of the pendency of the Merger on the Company’s business relationships, operating results, and business generally; (h) the amount of the costs, fees, expenses and charges related to the Merger; and (i) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in the Company’s other reports and other public filings with the SEC.  Additional information concerning these and other factors can be found in the Company’s filings with the SEC, including the Company’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Except as required by law, the Company expressly disclaims any obligation to publicly revise any forward-looking statements contained in this Form 8-K to reflect the occurrence of events after the date of this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Transcript of Conference Call held on April 22, 2013
99.2	Investor Presentation dated April 22, 2013
99.3	Letter from the Chief Executive Officers of Met-Pro Corporation and CECO Environmental Corp. to Met-Pro Corporation employees dated April 22, 2013
99.4	Frequently Asked Questions for Met-Pro Corporation Employees

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2013	MET-PRO CORPORATION

	By:	/s/Raymond J. De Hont
Raymond J. De Hont
Chief Executive Officer and President

Exhibit Index

99.1	Transcript of Conference Call held on April 22, 2013
99.2	Investor Presentation dated April 22, 2013
99.3	Letter from the Chief Executive Officers of Met-Pro Corporation and CECO Environmental Corp. to Met-Pro Corporation employees dated April 22, 2013
99.4	Frequently Asked Questions for Met-Pro Corporation Employees